UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2026

Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 Smith Street	Houston,	TX	77002
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (832) 854-1000

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.75 per share	CVX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 30, 2026, the Board of Directors (the “Board”) of Chevron Corporation (”Chevron”) approved certain officer elections. Mark A. Nelson, currently Chevron’s Vice Chairman and Executive Vice President of Oil, Products & Gas, will remain Vice Chairman with responsibility for Strategy and Business Development in addition to his corporate duties, and will no longer serve as Executive Vice President, Oil, Products & Gas, in each case, effective January 1, 2027. Further, Eimear P. Bonner, currently Chevron’s Chief Financial Officer, will become President, Oil, Products & Gas, and will no longer serve as Chief Financial Officer, in each case, effective January 1, 2027.

(c) On September 30, 2026, the Board elected Jeff B. Gustavson to the position of Chief Financial Officer of Chevron, effective January 1, 2027. In this role, Mr. Gustavson will serve as Chevron’s principal financial officer.

Mr. Gustavson, age 54, joined Chevron in 1999, and currently serves as President, New Energies, a position he has held since August 2021. From February 2018 to July 2021, Mr. Gustavson served as the Vice President of Chevron North America Exploration and Production Company, a division of Chevron U.S.A. Inc., an indirect, wholly owned subsidiary of Chevron, overseeing its Mid-Continent Business Unit and, prior to that, served as President of Chevron Canada Limited, an indirect, wholly owned subsidiary of Chevron, where he was responsible for upstream interests in Canada. Prior to these roles, Mr. Gustavson has held positions in finance, mergers and acquisitions, corporate strategic planning, supply and trading, investor relations, and upstream while at Chevron, with numerous assignments in the United States, as well as Canada, the United Kingdom, and Venezuela.

In connection with this election, the non-employee Directors of the Board ratified the decision of the Management Compensation Committee of the Board to provide Mr. Gustavson an annual base salary of $1,000,000, effective January 1, 2027. In addition, effective January 1, 2027, Mr. Gustavson’s target bonus percentage under the Chevron Incentive Plan will be 110%.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 5, 2026

CHEVRON CORPORATION
By:	/s/ Christine L. Cavallo
Christine L. Cavallo
Assistant Secretary